www.gmxresources.com www.gmxresources.com The date of these presentation materials is July 10, 2006 GMXR NASDAQ Global Market Exhibit 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements.  They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond
the control of the company.    Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

GMX RESOURCES INC.

GILMER, 63
WOODLAWN, 47
HARRISON
BOSSIER
BELLEVUE, 21
CADDO
SHREVEPORT
WILLOW SPRINGS, 38
WASKOM, 24
GREENWOOD-WASKOM
SEIGO
GREGG
EAST TEXAS
BETHANY
ELM GROVE
OAK HILL, 58
CARTHAGE, 36
DESOTO

Deepening Sabine Uplift Gas Resource Play
North Carthage Field, East Texas Panola &
Harrison Counties; Cotton Valley Sands, Limes & Gas Shales, Travis Peak Sands & Pettit Sands & Limes
Rapidly Growing Independent E&P Co.
High Quality Unconventional Resource
9 Layers Gas Saturated
Stacked Multiple Conventional Reservoirs
All in F&D Costs $1.34
(2)
- $1.61 / mcfe
(3)
(1) 2Q06 locations are based on  40 acre density; includes unit leasing & unitization
(2) Estimated using Company owned rigs; UCV & LCV
(3) Company’s actual costs UCV only
724 gross / 431 net CV Locations
(1)
84 gross / 46 net CV Wells – 12% Drilled!
7 Yrs of Development, 6 Rigs
CVS
Glen
Rose
Pettit
Travis
Peak
Map by Geomap Company, reprinted with permission

Long Life, Low Risk, Low Decline for Decades
100% Development Success
84 GMXR
CV Wells
50 Year Lives
Reserve Increases  4 Consecutive Years
1.245 BCFE gross - .996 BCFE net UCV EUR YE05
1.45   BCFE gross – 1.16 BCFE net UCV EUR YE06 Potential (2)
.60   BCFE gross - .48 BCFE net LCV EUR YE06 Potential (2)
Production Growth Potential
80% Increase 2Q06 vs. 2Q05
120% Production Increase YE06 vs. YE05 (3)
Strong Reserve and NAV Growth Potential
162 BCFE 1P05 153% Increase (1)
959 BCFE 3P06 Total Reserves (2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05
(2)
Internal estimates, company estimates of proved & unproved reserves YE06
(3)
Company Guidance
(3)

0 15,276
FEET
Cotton Valley
Producers
Caspriana
Elm Grove

CVS Producers & Field Production
JV 30% JV 30%
Gladewater /
Glenwood / White
Oak/ Willow
Springs
663 BCFE
Woodlawn
135 BCFE
Waskom
270 BCFE
Oak Hill
1,384 BCFE
Bethany / Elysian
403 BCFE
Carthage / Beckville /
Briggs
3,442 BCFE
Tatum / Blocker
310 BCFE
O
v
e
r
t
o
n
GMXR / PVA
JV Acreage
GMXR
100% Acreage
Production data from IHS Dwights.
CV Well  - CV Depths
8,500’ – 12,000’
100% 100%
JV 50% JV 50%
Texas Counties: Harrison, Panola, Gregg & Rusk
and Caddo Parish, LA:   7,102 Wells
Prod Cum 7,639 BCFE as of Jan. 2006
Permitted
Wells

2006 CV
Drilling Plan  & Update
North Carthage GMXR / PVA Joint Venture
(1)
Map as of May 2006.  CVS wells only.
Wells < 8100’ omitted.
JV 30% Area -
GMXR
30% WI
•
Drill 42 gross / 13 net
CV Wells
•
9,990 gross /2,962 net GMXR
e Acres
•
186 gross / 58 net YE06
(2)
• 2006 Drilling #13, #14, #15 & #16
• Total Drilled 48 Wells
GMXR
100% Area - 100% WI
•
Drill 19
CV Wells
• •
9,217 gross /7,990 net GMXR
e Acres
•
182 gross/ 182 net YE06
(2)
• 2006 Drilling #9
• Total Drilled 27 Wells
JV 50% Area –
GMXR
50% WI
• •
Drill 14 gross / 7 net
Drill 14 gross / 7 net
CV Wells
•
9,766 gross / 4,316 net GMXR
e Acres
•
223 gross / 112 net YE06
(2)
• 2006 Drilling #5
• Total Drilled 9 Wells
New Permits
or
2006 Well
CVS
Gas Well
GMXR
JV Acreage
GMXR
100% Acreage
(1) Company internal estimates;  Schedule dependant
upon rig efficiency.   Number of wells to be drilled in
all areas are estimated.  Net ownership of wells will
increase by leasing & unitization.
(2) YE06 Locations on 40 acre density.

Rig Status
(1)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Rigs Operator Area Contract Term Status
1)
DBD #7
(1)
GMXR  GMXR
100% Area
GMXR
Own Active
2)
DBD #11
(1)
GMXR GMXR
100% Area
GMXR
Own 3Q06
3) Unit #309 GMXR & PVA GMXR
100%
/ JV 50% Well by Well Active
4) H & P #156 PVA JV 30% & JV 50% 2 yr 6/05 - 6/07 Active
5) D & D #11 PVA JV 30% Area Well by Well Active
6) H & P Flex #188 PVA JV 30% & JV 50% 90 Day Renewable Active
7) H & P Flex #229 PVA JV 30% & JV 50% 90 Day Renewable Active
8) Grey Wolf Flex PVA JV 50% Area 3 yr thru 09 4Q06

UNDERWOOD #2
SP [MV]
-160 40
GR [GAPI]
0 150
TOTAL_GAS [Units]
0 1500
AO90 [OHMM]
0 40
NPOR [CFCF]
0.3 0
DPHZ [CFCF]
0.3 0
Depth

42203333250000
UNDERWOOD #2
TD_DATE : 4/5/2006

Primary Gas Reservoirs
Probable Gas Reservoirs

28
41
139
496
210
50
Total 3P Resources
(1)
6,100 -
7,000 -
8,000 -
9,000 -
10,000 -
11,000 -
Pettit
Travis Peak Sands
Lower TP
Stroud Sands
BCD Sands
Davis Sands
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville
Smackover
959 BCFE
Other
(1) Company internal estimates of proved
& unproved reserves.
(less 5 BCFE 06 Production)

UNDERWOOD #2
SP [MV]
-160
40
GR [GAPI]
0
150
TOTAL_GAS [Units]
0
1500
AO90 [OHMM]
0
40
NPOR [CFCF]
0.3
0
DPHZ [CFCF]
0.3
0
Depth

42203333250000
UNDERWOOD #2
TD_DATE : 4/5/2006

Primary Gas Reservoirs
Probable Gas Reservoirs

9 6,100 - 7,000 - 8,000 - 9,000 - 10,000 - 11,000 - Pettit Travis Peak Sands

UNDERWOOD #2
SP [MV]
-160
40
GR [GAPI]
0
150
TOTAL_GAS [Units]
0
1500
AO90 [OHMM]
0
40
NPOR [CFCF]
0.3
0
DPHZ [CFCF]
0.3
0
Depth
Primary Gas Reservoirs
Probable Gas Reservoirs
42203333250000
UNDERWOOD #2
TD_DATE : 4/5/2006

10 6,100 - 7,000 - 8,000 - 9,000 - 10,000 - 11,000 - Stroud Sands BCD Sands Davis Sands Taylor Sands

UNDERWOOD #2
SP [MV]
-160
40
GR [GAPI]
0
150
TOTAL_GAS [Units]
0
1500
AO90 [OHMM]
0
40
NPOR [CFCF]
0.3
0
DPHZ [CFCF]
0.3
0
Depth
Primary Gas Reservoirs
Probable Gas Reservoirs
42203333250000
UNDERWOOD #2
TD_DATE : 4/5/2006

11 6,100 - 7,000 - 8,000 - 9,000 - 10,000 - 11,000 - Upper Bossier Middle Bossier Lower Bossier Haynes -ville Smack -over

12 New Deeper Resources U C V L C V 8,000’ 11,700’ BCD Davis Taylor Upper Bossier Middle Bossier Lower Bossier Haynesville Smackover S N 18.75 miles 10,000’ Stroud

IRR
65.00
55.00
45.00
35.00
25.00
15.00
5.00
%
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
3.50
3.00
2.50
2.00
1.50
1.00
Yrs
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
$/MCFE
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
Net/Inv
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Sensitivity Cases, Upper Cotton Valley Well Gross Reserves Estimated @ 1.45 BCFE; Net 1.16 BCFE
Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex F&D PV10/ Profitability
Gross Gas Gross Oil Net Gas Net Oil Gas Dif Oil Dif Oil Price Gas Price Project Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1368 13.68 1074.0 10.74 -0.73 -2.600 50.00 8.000 45.0 1.68 3.85 43.78 1.670 1600 1.38 $             2.87              2.08
1368 13.68 1074.0 10.74 -0.55 -2.040 38.00 6.000 45.0 1.89 3.35 37.78 1.097 1280 1.10 $             2.09              1.89
1292 12.92 1014.6 10.15 -0.36 -1.480 26.00 4.000 36.8 2.46 2.56 28.43 0.532 960 0.89 $             1.39              1.55
1204 12.00 945.3 9.45 -0.27 -1.200 20.00 3.000 29.8 3.17 2.00 20.76 0.249 800 0.80 $             1.05              1.31
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Gross Gas						Oil Price											

IRR
%
65.00
55.00
45.00
35.00
25.00
15.00
5.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
Yrs
4.00
3.50
3.00
2.50
2.00
1.50
1.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
$/MCFE
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
Net/Inv
2.70
2.20
1.70
1.20
0.70
0.20
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Sensitivity Cases, Upper & Lower Cotton Valley Well Gross Reserve Estimated @ 2.05 BCFE; Net 1.64 BCFE
Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex Disc F&D PV10/ Profitability
Gross Oil Net Gas Net Oil Gas Dif Oil Dif Gas Price Project Payout Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1934.4 19.34 1518.5 15.18 -0.73 -2.600 50.00 8.000 45.0 1.66 1.39 4.22 45.29 2.500 2200 1.37 $           2.92          2.14
1934.4 19.34 1518.5 15.18 -0.55 -2.040 38.00 6.000 45.0 1.91 1.46 3.68 38.03 1.652 1800 1.12 $           2.14          1.92
1934.4 19.34 1518.5 15.2 -0.36 -1.480 26.00 4.000 45.0 2.60 1.92 2.84 27.55 0.810 1400 0.87 $           1.37          1.58
1851.6 18.50 1453.5 14.50 -0.27 -1.200 20.00 3.000 38.5 3.48 2.35 2.23 19.73 0.387 1200 0.78 $           1.03          1.32
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Upper & Lower Cotton Valley
(1)
Sproule & Associates
Shale/Carbonate/Sand no H2O, dry gas
Main Field Pay
Lower CV 10,200 – 11,800’
Three Main Sand Intervals
Main Field Pay – Target Taylor Sands 9700 – 10,000’
Four 50’+ Bar Sands
Emerging Field Pay Davis Sands  9100 – 9600’
Several 20’ – 40’ Sands Emerging Field Pay BCD Sands   8500 – 9000’
Higher Rates, less H
2
0 & Flatter Declines Main Field Pay Stroud Sands 8200 – 8400’
EUR 1.245 BCFE per well
(1)
YE05  - Company Expects YE06 Increases

Upper & Lower Cotton Valley Stats
(1)
Estimated using Company owned rigs LCV & UCV
(2)
Company’s actual costs – see definition in Glossary of Terms
(3)
2002 – 2006 historical costs; costs could go up in 2006
Spud to TD 18 Days
Spud to Spud 30 Days
Spud to Sales 60 - 75 Days
All in F&D Costs
$1.34
(1)
- $1.61
(2)
Completed Well Cost
$2.2 mm
(3)
  3-5 completions, 2-3 Fracture Treatments, Commingled
Fracture Stimulation
2 - 3 Stages
6,000-11,000 bw less gel; 250,000 - 450,000 # tempered 40/70 & 20/40 sand;
55-70 bpm
Economic Life 45 years
Basis Differential 7 - 7.5% Discount from NYMEX
MMBTU 1.098

Recent Developments and Plans
Map by Geomap Company, reprinted with permission
CVS
Glen
Rose
Pettit Travis
Peak
15 Deep Tests Drilled
Multistage Completions Ongoing, 5 LCV&UCV
Average Cycle Time 84 days to Taylor Sales
Last 4 Wells Average 55 days to Taylor Sales!
6 Wells Drilling-2 Flex Rigs
1    3,000’ Horizontal Lateral to Begin Soon
Service Company Comment: “The Lower Cotton Valley is remarkably similar lithologically across your entire development.  There is substantially more free gas in your LCV than found in
Barnett Shale!”
18 miles x 8 miles
st

Resource Play Land Activity
20 acre density, 600’ separations, 467’ from lease line ‘Beginning’
40 acre density, 1,200’ separation, 467’ from lease line ‘Common’ Field Rules
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$400 per acre Brokerage
$100 - $200 per acre Bonus
Expansion of Play / Drilling Preparation / Operations
GMXR has 100 people employed & contract laborers in field
17 New CV Gas Units to be Formed in 2006
640 gross / 385 net 40 Acre Undrilled 2Q06 Locations
20 Acre Development in Area     by Devon, XTO & KCS
(2)
74 Miles of Right of Way Pipelines in 100% Area;
High & Low Pressure, Gas Lift Gas & Disposal Lines
$5,000,000 Investment YE05
(1) 2Q06 locations are based on  40 acre density; includes unit leasing & unitization
(2) Endeavor Pipeline wholly owned subsidiary of GMXR
(1)

Continue Growing Proved Reserves
YE05                  162 BCFE (2) 153% Increase
YE06          245-320 BCFE (3) 50% – 100% Increase
Building Shareholder Value
(1)
2Q06 are Company estimates.
(2)
Sproule Associates, Inc. 12/31/04 & 12/31/05
80% Increase .90 bcfe
vs. 2Q05  .49 bcfe
2Q06
Organic Growth:
Organic Growth:
Accelerate Increase in Natural Gas Production
Accelerate Increase in Natural Gas Production
Production Growth + Reserve Growth = Shareholder Value Growth
(3)
Analyst’s Proved Reserve           Forecast YE06
First Albany Capital 6/13/06 245 BCFE
Ferris, Baker Watts, Inc. 4/7/06             320 BCFE
Capital One Southcoast, Inc. 4/7/06       270 BCFE
A.G. Edwards & Sons, Inc. 4/17/06       256 BCFE
(1)

(1)
2006 is Company estimate based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors, rigs, acreage & completed well costs.
(3)
Including current portion.
$96 mm
126 gross/ 63 Net
75 gross/ 39 Net
2006
(1)
6 Rigs
$40 mm
51 gross/ 24.3 Net
28 gross/ 13.3 Net
2005 1-4 Rigs
GMXR
CAPEX
(2)
YE CV Producers CV Drilling
Capital Expenditures
(1)
Balance Sheet Summary
Low Leverage
7.7% 2.9% LTD to Equity
$77,592 $61,225 Shareholders Equity
$6,000 $1,756 Long-Term Debt
(3)
$100,523 $81,103 Total Assets
$74,421 $58,927 Oil & Natural Gas Properties
$1,533 $2,392 Cash and Cash Equivalents
Mar. 31, 06 Dec. 31, 05 ($ in thousands)
Existing Credit Line $35 mm
Feb. 2006 Warrants Exercised $14 mm
Probable Increase in Credit Line $8 mm
Funding Total from Above $57 mm
Balance funded by Cash Flow, additional
debt or non-convertible preferred stock
$39 mm
est. CAPEX $96 mm
CAPEX Funding 2006
YE05 CF $16.8MM    No plans for selling
common stock for funds to drill in 2006.

(1) Sproule Associates, Inc.
(2) 07/10/06 Company internal projections. EUR for 80s & 40s are the same, Company expects 80s to increase & 40s to be less than 80s.
(3) Less 5 BCFE 06 Production
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
- More Growth
(3)
959 BCFE
- Grow Inventory
Possible
(2)
198 BCFE
- Convert to Proved
Probable
(2)
604 BCFE
- Accelerate Drilling
Proved 2005
(1)
162 BCFE
Net
- Better completion methods, multi stage
completions, improved performance, field
expansion and deeper zones will all
contribute to growth in reserve expectations
for 2006 & 2007
1P
3P

‘GMXR’ Internal Projected Net 3P Reserves
    Proved
   (1)
Probable
(3)
Possible
(3)
Potential
(3)
Reservoirs & Depth BCFE BCFE BCFE BCFE
Lignite (<1,000') no est.
Glen Rose/Morringsport (4,000') 1
Rodessa (5,500') 1 23
Sligo Pettit (6,000') 6 35
Travis Peak (6,300' - 8,200') 16 89 34 no est.
Upper CV Sands (8,200' - 9,900')
(4)
136 310
(2)
50
(2)
Lower Cotton Valley (9,900' - 11,600')
(4)
170 40 no est.
UCV & LCV 20 Acre Density no est.
Smackover (>11,600') 50 no est.
New Mexico 3
Total 162 604 198 0
Total '3P' Reserves (-5 BCFE 06 Production)
959
(1)
12/31/05 YE SEC Reserves – Sproule & Associates, Inc.
(2)
50 BCFE each in Probable & Possible are expected Reserve additions in CVS EURS through 2007
(3)
Based on Company internal projections as of July 11, 2006.
(4)
40 Acre Density only

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserves
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm $4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm $3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm $4.10 / mcfe
Recent Transactions
Alternative Valuation
5/2/2006 DVN buys Chief   3P Reserves:
Proved          $1.62 / mcfe
Prob & Poss $ .86 / mcfe
(1)
Company press releases & company conference calls; analyst’s reports

GMXR’s Neighbors
BP
Comstock
NEG
Samson
Samson Samson
Progress
Comstock
Peoples
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk
and Caddo Parish, LA:   22,356 Wells
Prod Cum 25,211 BCFE as of Jan. 2006
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Permitted Wells or
2006 Wells
Map depicts all wells, all depths.  Production data from IHS Dwights.
Chevron
Forest Oil
Gas
Well
Oil
Well
Forest Oil
Comstock
Goodrich

GMX RESOURCES INC.
Enterprise Value / 2005 Proved Reserves Mcfe

$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
SW Energy Carrizo Ultra Goodrich Delta Petro Expl. Co. KCS Energy Comstock
Resources
Brigham Expl GMXR
Note:  Growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  As of 4:00 PM CST July 6, 2006.
TEV = current market cap + (preferred stock + debt - cash & st investments) reported as of 12/31/2005.
Average = $4.43
$2.20
GMXR
Valuation vs. Peer Growth Group
GMXR Has Room To Grow!
YE05
162 BCFE

LOE & Tax/mcfe
(3)
($0.82 LOE + $0.53 Taxes)                  $1.35 17.5% L-T Debt / Total Capitalization:
Unused credit line:
(5)
$20 Million 60% Institutional Ownership:
(1)
$72 - $96 Million e 2006 CAPEX: 21% Management Ownership:
(4)
$40 Million 2005 CAPEX: 317,448 90 Day Average Daily Volume
(1)
Natural Gas Reserves: 93% 11,192,467 Shares Outstanding:
Proved Undeveloped:                                              115.9 BCFE $350,000,000 Market Value:
(1)
Proved Developed:                                                46.1 BCFE 25.17 - $50.50 YTD Price Range:
Proved Reserves 12/31/05:
(2)
162 BCFE
$31.47
Recent Price:
GMX Mar. 2003, 27 yrs drilling, completion & production
options 49 Richard Hart, Jr.
Operations Mgr. P.E
Consulting Reservoir Engineer.   31 years options 49 Timothy Benton
Reservoir P.E.
32 years Gas Marketing
options 57 Keith Leffel
VP Endeavor Pipeline
options
7.8%
8.8%
‘GMXR’
Land Management.  E & P 26 years
55 Gary Jackson
VP Land
CFO, EVP, Director, Co-Founder, NYSE.
25 years E & P 71 Ken Kenworthy, Sr.
CFO, EVP, Dir.
President, CEO, Chairman, Co-Founder, Geoscientist.
31 years E & P 50 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of  July 6, 2006.  Average Daily Volume is Last 30 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1YE05.
(4)
Ken Kenworthy, Jr. and wife own
13.9% of common stock when combined.
(5)
Estimated 3/31/06, using credit facility.
GMX RESOURCES INC.  ‘GMXR’

Glossary of Terms
Joint Venture JV
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated EUR per
well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rig.
F & D
Estimated Ultimate Recovery.  EUR
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated production,
future development costs, and future abandonment costs,
using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related
expenses such as general and administrative expenses, debt
service and future income tax expense or to deprecation,
depletion and amortization.
Estimated
Future Net
Revenues
Exploration and Production E & P
Completed Well Cost CWC
Cotton Valley Sand Well CVS
Completed Cotton Valley CCV
Capital Expenditures CAPEX
Billion Cubic Feet Gas Equivalent  (oil & gas combined
6:1 basis to gas equivalent)
BCFE
barrel of oil bbl or bo
Possible Reserves 3P
Probable Reserves 2P
Proved Reserves 1P
Upper Cotton Valley UCV
Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1
basis to gas equivalent)
TCFE
Travis Peak/Pettit TP/P
To begin drilling operations on a well.
Spud
Penn Virginia Oil and Gas PVOG
Penn Virginia Corporation PVA
Proved Undeveloped Wells PUD
Probable Undeveloped Wells Prob
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value or PV
Possible Undeveloped Wells Poss
Petroleum Engineer PE
Million cubic feet gas per day mmcfgpd
Million cubic feet gas mmcfg
One million cubic feet of gas equivalent MMCFe
One million cubic feet of gas MMCF
One thousand cubic feet of gas equivalent per day mcfepd
One thousand cubic feet of gas equivalent MCFe
One thousand cubic feet of gas MCF
One thousand barrels of oil MBbls
Lower Cotton Valley LCV